Exhibit 99.2
Earnings Release July 22, 2009

2 Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2008, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

3 Opening Comments Business model produced strong core earnings Results driven by significant margin expansion Strong capital position improved with completed offering of $59.4 million common stock and repurchase of TARP preferred stock Intense focus on credit quality maintained; asset quality measures remain manageable and consistent with management expectations Opportunity to extend our growth strategy in Texas markets

4 Financial Review Net income Net income from continuing operations of $6.5 million for Q2-2009 Increased 6% compared to Q1-2009; 12% increase compared to Q2-2008 Earnings available to common stockholders in Q2-2009 includes FDIC assessment $2.4 million - $0.05 per share after tax Preferred dividend and repurchase $4.5 million - $0.13 per share after tax Improved operating leverage and core earnings power Net revenue increase of 17% compared to Q1-2009; 27% increase compared to Q2-2008 Operating expense growth, before FDIC assessments, less than net revenue growth rate Net interest margin at 3.88% 49 bp increase from Q1-2009 and 23 bps from Q2-2008 Reduction in costs of all major funding sources Growth in demand deposits and equity Loan growth and benefit on spreads of repricing initiatives

Financial Review Credit quality Provision of $11.0 million for quarter Modest increase in non-performing assets, with shift from non-accrual to ORE Non-accrual loans at 1.18% Non-performing assets at 1.91% including ORE Net charge-offs of $6.8 million or 66 bps in Q2-2009 and 47 bps for YTD-2009 Growth in loans Held for investment - 3% increase compared to Q1-2009; 15% increase compared to Q2- 2008 Held for sale - 12% increase compared to Q1-2009; 167% increase compared to Q2-2008 Total loans - 4% increase compared to Q1-2009; 24% increase compared to Q2-2008 Growth in deposits Demand deposits - 14% increase compared to Q1-2009; 41% increase compared to Q2- 2008 Total deposits - increase of 2% compared to Q1-2009; 5% increase compared to Q2-2008 Deposit growth realized at end of quarter not fully reflected in average balances Comparisons based on average balances

6 Income Statement (in thousands) Q2-09 Q1-09 Q4-08 Q3-08 Q2-08 Net interest income $ 48,802 $ 41,217 $ 38,712 $ 38,266 $ 38,160 Provision for loan losses 11,000 8,500 11,000 4,000 8,000 Net interest income after provision for loan losses 37,802 32,717 27,712 34,266 30,160 Non-interest income 7,416 6,900 5,950 4,885 5,952 Non-interest expense 35,373 30,306 28,443 27,675 27,256 Income before income taxes 9,845 9,311 5,219 11,476 8,856 Income tax expense 3,363 3,186 1,732 3,911 3,056 Net income 6,482 6,125 3,487 7,565 5,800 Preferred stock dividends 4,453 930 ^ ^ ^ Net income available to common shareholders $ 2,029 $ 5,195 $ 3,487 $ 7,565 $ 5,800 Diluted EPS $ .06 $ .17 $ .11 $ .27 $ .22 Net interest margin 3.88% 3.39% 3.41% 3.47% 3.65% ROA .49% .48% .29% .65% .53% ROE 5.45% 5.44% 3.61% 9.12% 7.40% Efficiency 62.9% 63.0% 63.7% 64.1% 61.8%

7 QTD Average Balances, Yields and Rates (in thousands) Q2 2009 Q2 2009 Q1 2009 Q1 2009 Q2 2008 Q2 2008 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 326,273 4.63% $ 367,857 4.49% $ 404,574 4.76% Fed funds sold & liquidity investments 17,917 .31% 26,130 .67% 12,230 2.27% Loans held for sale 656,462 4.75% 587,401 4.48% 246,026 5.97% Loans held for investment 4,124,937 4.73% 4,022,180 4.58% 3,597,342 5.90% Total loans, net of reserve 4,781,399 4.79% 4,562,895 4.61% 3,810,187 5.95% Total earning assets 5,073,988 4.76% 4,956,882 4.58% 4,226,991 5.83% Total assets $ 5,325,948 $ 5,195,605 $ 4,425,937 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,586,973 1.36% $ 2,597,578 1.81% $ 2,638,811 2.55% Other borrowings 1,404,881 .38% 1,367,691 .54% 830,482 2.26% Long-term debt 113,406 3.95% 113,406 4.29% 113,406 5.19% Total interest bearing liabilities 4,105,260 1.10% 4,078,675 1.45% 3,582,699 2.56% Demand deposits 724,487 636,704 513,327 Stockholders' equity 477,302 456,607 315,298 Total liabilities and stockholders' equity $ 5,325,948 .84% $ 5,195,605 1.14% $ 4,425,937 2.08% Net interest margin 3.88% 3.39% 3.65%

8 Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q2 2009 Q1 2009 Q2 2008 Q2/Q1 % Change YOY % Change Loans held for investment $4,124,937 $4,022,180 $3,597,342 3% 15% Loans held for sale 656,462 587,401 246,026 12% 167% Total loans 4,781,399 4,609,581 3,843,368 4% 24% Securities 326,273 367,857 404,574 (11)% (19)% Demand deposits 724,487 636,704 513,327 14% 41% Total deposits 3,311,460 3,234,282 3,152,138 2% 5% Total assets 5,325,948 5,195,605 4,425,937 3% 20%

9 Financial Summary (in thousands) Period End Period End Period End Q2 2009 Q1 2009 Q2 2008 Q2/Q1 % Change YOY % Change Loans held for investment $4,211,304 $4,019,247 $3,704,262 5% 14% Loans held for sale 544,652 426,982 328,838 28% 66% Total loans 4,755,956 4,446,229 4,033,100 7% 18% Securities 308,187 361,898 390,223 (15)% (21)% Demand deposits 730,034 608,939 610,629 20% 20% Total deposits 3,643,582 3,010,960 3,593,077 21% 1% Total assets 5,303,800 5,009,931 4,662,507 6% 14%

10 2004 2005 2006 2007 2008 Q2-2009 Non Interest Expense 50381 65344 86912 98606 109651 131358 2004 2005 2006 2007 2008 Q2-2009 Net Interest Income 71467 93624 117170 139752 151737 180038 Non Interest Income 10593 12507 17684 20627 22470 28632 Revenue and Expense Growth Net Interest Income Non-interest Income Non-interest Expense 2004 2005 2006 2007 2008 ($ in thousands) Q2-2009^ 82,060 106,131 134,854 160,379 174,207 208,670 Operating Revenue CAGR: 23% Net Interest Income CAGR: 23% Non-interest Income CAGR: 25% Non-interest Expense CAGR: 24% ^ Annualized based on 6/30/09 numbers.

11 2004 2005 2006 2007 2008 Q2-2009 Demand Deposits 398 512 514 529 587 730 Interest Bearing Deposits 1392 1983 2555 2537 2746 2914 Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2004 2005 2006 2007 2008 Q2-2009 Loans Held for Investment 1565 2076 2722 3462 4028 4211 2004 2005 2006 2007 2008 ($ in millions) 2009 Demand Deposit CAGR: 14% Total Deposit CAGR: 17% Loans Held for Investment CAGR: 25%

12 Loan Portfolio Statistics Non-accrual loans Commercial 22,548 Construction 23,123 Real estate 3,617 Consumer 96 Equipment leases 208 Total non-accrual loans $ 49,592 Non-accrual loans as % of total loans 1.04% ORE 31,404 Total Non-accruals + ORE $ 80,996 Non-accrual loans + ORE as % of loans held for investment + ORE 1.91% Total Loans $4,755,956 All numbers in thousands.

13 Credit Quality Credit experience remains consistent with expectations Net charge-offs of $6.8 million in Q2-2009 and $9.4 million for 2009 YTD Net charge-offs represent 47 bps YTD NCO's related to problems previously identified and covered with allocated reserves Increase in non-performing asset levels modest with expected shift from non-accrual to ORE and current appraisals continue to support values Non-accrual loans as a percent of loans held for investment were 1.18% Non-performing assets as a percent of loans held for investment and ORE were 1.91% Provision of $11.0 million in Q2-2009 Reserve balance increased to 1.35% Provision driven by methodology with factors related to challenging economic conditions Weaknesses remain manageable Tightened credit standards remain in effect due to industry and economic conditions

14 Credit Quality 0.47% 0.35% 0.07% 0.08% 0.50%0.40% 0.30% 0.20% 0.10% 0.00% -0.10% Reserve / Loans* 1.35% 1.16% .95% .77% .91% Non-accrual loans + ORE to loans* + ORE 1.91% 1.81% ..69% ..37% ..27% Reserve to non-accruals 1.1x 1.0x 1.5x 2.3x 3.3x Net Charge-offs / Average Loans YTD 2009 2008 2007 2006 2005 * Excludes loans held for sale.

15 Closing Comments Improved core earnings power Growth in loans and deposits consistent with plan Exceptional capital position Credit quality weakness in line with expectations and remains manageable Company well-positioned to take advantage of market opportunities for people and customers

16 Q & A